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On October 12, 2015, the following email was sent by David Goulden, Chief Executive Officer of EMC Information Infrasturcture, to certain employees of EMC Corporation (the “Company”).

CONFIDENTIAL – FOR INTERNAL USE ONLY

As Joe’s note below explains, we have big news occurring today. I know you will be eager to learn more, so please join us for a virtual EMC II employee meeting to be held today at 10:30 am (ET). Employees can view a live stream of the meeting using the event code 42442654. Employees in Hopkinton can join the meeting in the courtyard at 176 South. Courtyard doors will open at 9:30 am. Badges are required for entry. Normal shuttle service is available, and parking is limited, so plan accordingly. For those who can’t view the meeting live, we will post a video recording of it on Inside EMC later today.

In addition, to give as many of you as possible the opportunity to learn more and ask questions, I will visit the following locations this week to hold town meetings: Franklin, Marlborough and Bedford tomorrow (Tuesday, Oct. 13); RTP and Apex, North Carolina, on Wednesday, followed by VCE’s Richardson, Texas, facility on Wednesday afternoon; Utah COE and Seattle on Thursday; Pleasanton and Santa Clara on Friday. Then, next week, I’ll hold meetings with employees in Cork, London, Paris and Frankfurt, followed by a trip to APJ after that. Watch for details on these meetings from your local leaders.

From: Chairman & CEO

Subject: MSD Partners and Silver Lake Lead Transaction to Combine Dell and EMC

CONFIDENTIAL – FOR INTERNAL USE ONLY

I am excited to announce that Dell Inc. and EMC Corporation have signed a definitive agreement under which Dell, together with its owners, Michael S. Dell, founder, chairman and chief executive officer of Dell, MSD Partners and Silver Lake, the global leader in technology investing, will acquire EMC Corporation, while maintaining VMware as a publicly-traded company. Almost two years ago, the same partnership took Dell private, and we believe that by combining EMC and Dell we have an opportunity to create one of the world’s great technology companies. As part of this transaction, the new ownership structure will maintain VMware as an independent, publicly-traded company. The transaction will be subject to shareholder and regulatory approvals, and we expect to close in mid-2016. The press release posted online contains more details on the announcement.

Michael is joining us today for an employee meeting that we will hold at 10:30 am ET and live stream for viewing by all EMC Federation employees worldwide. (Viewing instructions to come separately.) Employees who cannot join live will be able to view a video recording of the meeting to be posted on internal websites. And later today, Michael and I will travel to Palo Alto to meet with VMware employees this afternoon.

We reached this decision because we are seeing unprecedented waves of change in our industry, and we believe that to navigate those changes we need to create a new company for a new era. I believe that this is the best course for our future. It is the path that gives us the best opportunity to emerge a winner in the new era, serve our customers well, preserve our partner relationships and realize full value for our shareholders.

The combination of EMC and Dell will create a world leader in the most attractive high-growth segments of the $2 trillion global information technology market. Across the two companies, we have an amazing array of world class talent, a complementary, best-of-breed, portfolio and tremendous customers and partner relationships. Our strategically aligned capabilities across EMC Information Infrastructure, VMware, Pivotal — a fast moving startup with the intent to go public — and rapidly growing Virtustream, focused on managed cloud services for mission critical applications, will position the combined company very well.

Since going private two years ago, Dell has evolved its business to focus more on higher value enterprise offerings, complementing its strengths in the small business and mid-market. Together, we will cover the market more comprehensively, be more competitive, and be better able to attack the fastest growing areas of the industry: digital transformation, software-defined data center, hybrid cloud, converged infrastructure, mobile and security. The combined company’s privately-controlled ownership structure will give us the flexibility to invest for long-term results. That includes the ability to innovate, demonstrate technology leadership, continue to attract world-class talent and incubate high-growth businesses in the most promising segments to fuel profitable growth.

Until the transaction closes, I will continue in my role as Chairman and CEO along with the leaders of our federation businesses. After closing, the new ownership structure will create a new Enterprise Systems Business, headquartered in Hopkinton, with expected annual revenues of more than $30 billion. While the transaction undergoes shareholder and regulatory review, we must continue to run our business with the same dedication and commitment that we show today.

There will be a lot more information in the coming days and months, but for now let me say that leading our business and working with all of you has been the most rewarding experience in my 46-year career in the technology industry. I am tremendously proud of everything we’ve built here – from our humble, startup beginnings to a global, world-class technology company driven by an unyielding dedication to our customers. I am absolutely confident that the combination of EMC and Dell will prove to be a winning combination for our customers, partners and, most importantly, for you — the smart and dedicated people who have made our companies truly great and some of the best places to work in the world. Thank you — to every one of you — for making this an incredible, ongoing journey for us all.

Joe

Disclosure Regarding Forward Looking Statements

This communication contains forward-looking information about EMC Corporation and the proposed transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) the failure to obtain the approval of EMC shareholders in connection with the proposed transaction; (ii) the failure to consummate or delay in consummating the proposed transaction for other reasons; (iii) the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; (iv) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; (v) risk as to the trading price of Class V Common Stock to be issued by Denali Holding Inc. in the proposed transaction relative to the trading price of shares of VMware, Inc.’s common stock; (vi) the effect of the proposed transaction on VMware’s business and operating results and impact on the trading price of shares of Class V Common Stock of Denali Holding Inc. and shares of VMware common stock; (vii) the diversion of management time on transaction-related issues; (viii) adverse changes in general economic or market conditions; (ix) delays or reductions in information technology spending; (x) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (xi) competitive factors, including but not limited to pricing pressures and new product introductions; (xii) component and product quality and availability; (xiii) fluctuations in VMware’s operating results and risks associated with trading of VMware common stock; (xiv) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (xv) the ability to attract and retain highly qualified employees; (xvi) insufficient, excess or obsolete inventory; (xvii) fluctuating currency exchange rates; (xiii) threats and other disruptions to our secure data centers or networks; (xix) our ability to protect our proprietary technology; (xx) war or acts of terrorism; and (xxi) other one-time events and other important factors disclosed previously and from time to time in EMC’s filings with the U.S. Securities and Exchange Commission (the “SEC”). EMC disclaims any obligation to update any such forward-looking statements after the date of this communication.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. This communication is being made in respect of the proposed business combination transaction between EMC Corporation and Denali Holding Inc. The proposed transaction will be submitted to the shareholders of EMC for their consideration. In connection with the issuance of Class V Common Stock of Denali Holding Inc. in the proposed transaction, Denali Holding Inc. will file with the SEC a Registration Statement on Form S-4 that will include a preliminary proxy statement/prospectus regarding the proposed transaction and each of Denali Holding Inc. and EMC Corporation plans to file with the SEC other documents regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to each EMC shareholder entitled to vote at the special meeting in connection with the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS RELATING TO THE TRANSACTION FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain copies of the proxy statement/prospectus (when available) and all other documents filed with the SEC regarding the proposed transaction, free of charge, at the SEC’s website (http://www.sec.gov). Investors may also obtain these documents, free of charge, from EMC’s website (www.EMC.com) under the link “Investor Relations” and then under the tab “Financials” then “SEC Filings” or by directing a request to: EMC Corporation, 176 South Street, Hopkinton, Massachusetts, Attn: Investor Relations, 866-362-6973.

Participants in the Solicitation

EMC Corporation and its directors, executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies from EMC shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of EMC shareholders in connection with the proposed transaction and a description of their direct and indirect interest, by security holdings or otherwise, will be set forth in the proxy statement/prospectus filed with the SEC in connection with the proposed transaction. You can find information about EMC’s executive officers and directors in its definitive proxy statement filed with the SEC on March 2, 2015 and in its Annual Report on Form 10-K filed with the SEC on February 27, 2015. You can also obtain free copies of these documents from EMC using the contact information above.

On October 12, 2015, the following email was sent by Rob Mee, Chief Executive Officer of Pivotal Software, Inc. (“Pivotal”), a majority owned subsidiary of the Company, to employees of Pivotal.

CONFIDENTIAL – FOR INTERNAL USE ONLY

Colleagues,

As Joe Tucci’s note below explains, EMC and Dell have announced a definitive agreement to combine the two organizations, creating the world’s largest privately-controlled technology company.

For Pivotal, our mission and strategy remains the same - we transform how the world builds software. After the transaction closes, we will have the support of an even stronger corporate structure that will continue enabling us to operate as a fast-moving start-up with the intent to go public at the appropriate time.

We need to remain focused on moving full speed ahead. That means continue developing great technology, continue helping our customers on their digital transformation journeys, and continue winning key customer deals.

A live stream of the EMC employee meeting can be viewed live at 7:30 A.M. (PST) from any connection worldwide. The event code is 42442654.

Message from Joe Tucci

I am excited to announce that Dell Inc. and EMC Corporation have signed a definitive agreement under which Dell, together with its owners, Michael S. Dell, founder, chairman and chief executive officer of Dell, MSD Partners and Silver Lake, the global leader in technology investing, will acquire EMC Corporation, while maintaining VMware as a publicly-traded company. Almost two years ago, the same partnership took Dell private, and we believe that by combining EMC and Dell we have an opportunity to create one of the world’s great technology companies. As part of this transaction, the new ownership structure will maintain VMware as an independent, publicly-traded company. The transaction will be subject to shareholder and regulatory approvals, and we expect to close in mid-2016. The press release posted online contains more details on the announcement.

Michael is joining us today for an employee meeting that we will hold at 10:30 am ET and live stream for viewing by all EMC Federation employees worldwide. (Viewing instructions to come separately.) Employees who cannot join live will be able to view a video recording of the meeting to be posted on internal websites. And later today, Michael and I will travel to Palo Alto to meet with VMware employees this afternoon.

We reached this decision because we are seeing unprecedented waves of change in our industry, and we believe that to navigate those changes we need to create a new company for a new era. I believe that this is the best course for our future. It is the path that gives us the best opportunity to emerge a winner in the new era, serve our customers well, preserve our partner relationships and realize full value for our shareholders.

The combination of EMC and Dell will create a world leader in the most attractive high-growth segments of the $2 trillion global information technology market. Across the two companies, we have an amazing array of world class talent, a complementary, best-of-breed, portfolio and tremendous customers and partner relationships. Our strategically aligned capabilities across EMC Information Infrastructure, VMware, Pivotal — a fast moving startup with the intent to go public — and rapidly growing Virtustream, focused on managed cloud services for mission critical applications, will position the combined company very well.

Since going private two years ago, Dell has evolved its business to focus more on higher value enterprise offerings, complementing its strengths in the small business and mid-market. Together, we will cover the market more comprehensively, be more competitive, and be better able to attack the fastest growing areas of the industry: digital transformation, software-defined data center, hybrid cloud, converged infrastructure, mobile and security. The combined company’s privately-controlled ownership structure will give us the flexibility to invest for long-term results. That includes the ability to innovate, demonstrate technology leadership, continue to attract world-class talent and incubate high-growth businesses in the most promising segments to fuel profitable growth.

Until the transaction closes, I will continue in my role as Chairman and CEO along with the leaders of our federation businesses. After closing, the new ownership structure will create a new Enterprise Systems Business, headquartered in Hopkinton, with expected annual revenues of more than $30 billion. While the transaction undergoes shareholder and regulatory review, we must continue to run our business with the same dedication and commitment that we show today.

There will be a lot more information in the coming days and months, but for now let me say that leading our business and working with all of you has been the most rewarding experience in my 46-year career in the technology industry. I am tremendously proud of everything we’ve built here – from our humble, startup beginnings to a global, world-class technology company driven by an unyielding dedication to our customers. I am absolutely confident that the combination of EMC and Dell will prove to be a winning combination for our customers, partners and, most importantly, for you — the smart and dedicated people who have made our companies truly great and some of the best places to work in the world. Thank you — to every one of you — for making this an incredible, ongoing journey for us all.

Joe

Disclosure Regarding Forward Looking Statements

This communication contains forward-looking information about EMC Corporation and the proposed transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) the failure to obtain the approval of EMC shareholders in connection with the proposed transaction; (ii) the failure to consummate or delay in consummating the proposed transaction for other reasons; (iii) the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; (iv) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; (v) risk as to the trading price of Class V

Common Stock to be issued by Denali Holding Inc. in the proposed transaction relative to the trading price of shares of VMware, Inc.’s common stock; (vi) the effect of the proposed transaction on VMware’s business and operating results and impact on the trading price of shares of Class V Common Stock of Denali Holding Inc. and shares of VMware common stock; (vii) the diversion of management time on transaction-related issues; (viii) adverse changes in general economic or market conditions; (ix) delays or reductions in information technology spending; (x) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (xi) competitive factors, including but not limited to pricing pressures and new product introductions; (xii) component and product quality and availability; (xiii) fluctuations in VMware’s operating results and risks associated with trading of VMware common stock; (xiv) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (xv) the ability to attract and retain highly qualified employees; (xvi) insufficient, excess or obsolete inventory; (xvii) fluctuating currency exchange rates; (xiii) threats and other disruptions to our secure data centers or networks; (xix) our ability to protect our proprietary technology; (xx) war or acts of terrorism; and (xxi) other one-time events and other important factors disclosed previously and from time to time in EMC’s filings with the U.S. Securities and Exchange Commission (the “SEC”). EMC disclaims any obligation to update any such forward-looking statements after the date of this communication.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. This communication is being made in respect of the proposed business combination transaction between EMC Corporation and Denali Holding Inc. The proposed transaction will be submitted to the shareholders of EMC for their consideration. In connection with the issuance of Class V Common Stock of Denali Holding Inc. in the proposed transaction, Denali Holding Inc. will file with the SEC a Registration Statement on Form S-4 that will include a preliminary proxy statement/prospectus regarding the proposed transaction and each of Denali Holding Inc. and EMC Corporation plans to file with the SEC other documents regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to each EMC shareholder entitled to vote at the special meeting in connection with the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS RELATING TO THE TRANSACTION FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain copies of the proxy statement/prospectus (when available) and all other documents filed with the SEC regarding the proposed transaction, free of charge, at the SEC’s website (http://www.sec.gov). Investors may also obtain these documents, free of charge, from EMC’s website (www.EMC.com) under the link “Investor Relations” and then under the tab “Financials” then “SEC Filings” or by directing a request to: EMC Corporation, 176 South Street, Hopkinton, Massachusetts, Attn: Investor Relations, 866-362-6973.

Participants in the Solicitation

EMC Corporation and its directors, executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies from EMC shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of EMC shareholders in connection with the proposed transaction and a description of their direct and indirect interest, by security holdings or otherwise, will be set forth in the proxy statement/prospectus filed with the SEC in connection with the proposed transaction. You can find information about EMC’s executive officers and directors in its definitive proxy statement filed with the SEC on March 2, 2015 and in its Annual Report on Form 10-K filed with the SEC on February 27, 2015. You can also obtain free copies of these documents from EMC using the contact information above.

On October 12, 2015, the following email was sent by Rodney Rogers, Chief Executive Officer of Virtustream Group Holdings, Inc., to certain employees of the Company.

Team,

I am very pleased to be able to share some exciting news with you this morning. Please find below a message from Joe Tucci to the entire EMC Federation with details. I look forward to speaking with you further on our All Hands call tomorrow at 11:00am ET to discuss what this means for us as a company and as a team. In the meantime, if you have any questions, please reach out to your manager or the executive leadership team. Joe Tucci will be holding a live employee webcast today at 10:30am ET, which you can view at https://stream.emc.com with the event code 42442654. For those who can’t view the meeting live, the webcast will be recorded and a link will be distributed.

Best,

Rod

Rodney J. Rogers

Chief Executive Officer

From: Joe Tucci - EMC Chairman and CEO

Subject: MSD Partners and Silver Lake Lead Transaction to Combine Dell and EMC

CONFIDENTIAL – FOR INTERNAL USE ONLY

I am excited to announce that Dell Inc. and EMC Corporation have signed a definitive agreement under which Dell, together with its owners, Michael S. Dell, founder, chairman and chief executive officer of Dell, MSD Partners and Silver Lake, the global leader in technology investing, will acquire EMC Corporation, while maintaining VMware as a publicly-traded company. Almost two years ago, the same partnership took Dell private, and we believe that by combining EMC and Dell we have an opportunity to create one of the world’s great technology companies. As part of this transaction, the new ownership structure will maintain VMware as an independent, publicly-traded company. The transaction will be subject to shareholder and regulatory approvals, and we expect to close in mid-2016. The press release posted online contains more details on the announcement.

Michael is joining us today for an employee meeting that we will hold at 10:30 am ET and live stream for viewing by all EMC Federation employees worldwide. (Viewing instructions to come separately.) Employees who cannot join live will be able to view a video recording of the meeting to be posted on internal websites. And later today, Michael and I will travel to Palo Alto to meet with VMware employees this afternoon.

We reached this decision because we are seeing unprecedented waves of change in our industry, and we believe that to navigate those changes we need to create a new company for a new era. I believe that this is the best course for our future. It is the path that gives us the best opportunity to emerge a winner in the new era, serve our customers well, preserve our partner relationships and realize full value for our shareholders.

The combination of EMC and Dell will create a world leader in the most attractive high-growth segments of the $2 trillion global information technology market. Across the two companies, we have an amazing array of world class talent, a complementary, best-of-breed, portfolio and tremendous customers and partner relationships. Our strategically aligned capabilities across EMC Information Infrastructure, VMware, Pivotal — a fast moving startup with the intent to go public — and rapidly growing Virtustream, focused on managed cloud services for mission critical applications, will position the combined company very well.

Since going private two years ago, Dell has evolved its business to focus more on higher value enterprise offerings, complementing its strengths in the small business and mid-market. Together, we will cover the market more comprehensively, be more competitive, and be better able to attack the fastest growing areas of the industry: digital transformation, software-defined data center, hybrid cloud, converged infrastructure, mobile and security. The combined company’s privately-controlled ownership structure will give us the flexibility to invest for long-term results. That includes the ability to innovate, demonstrate technology leadership, continue to attract world-class talent and incubate high-growth businesses in the most promising segments to fuel profitable growth.

Until the transaction closes, I will continue in my role as Chairman and CEO along with the leaders of our federation businesses. After closing, the new ownership structure will create a new Enterprise Systems Business, headquartered in Hopkinton, with expected annual revenues of more than $30 billion. While the transaction undergoes shareholder and regulatory review, we must continue to run our business with the same dedication and commitment that we show today.

There will be a lot more information in the coming days and months, but for now let me say that leading our business and working with all of you has been the most rewarding experience in my 46-year career in the technology industry. I am tremendously proud of everything we’ve built here – from our humble, startup beginnings to a global, world-class technology company driven by an unyielding dedication to our customers. I am absolutely confident that the combination of EMC and Dell will prove to be a winning combination for our customers, partners and, most importantly, for you — the smart and dedicated people who have made our companies truly great and some of the best places to work in the world. Thank you — to every one of you — for making this an incredible, ongoing journey for us all.

Joe

Disclosure Regarding Forward Looking Statements

This communication contains forward-looking information about EMC Corporation and the proposed transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) the failure to obtain the approval of EMC shareholders in connection with the proposed transaction; (ii) the failure to consummate or delay in consummating the proposed transaction for other reasons; (iii) the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; (iv) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; (v) risk as to the trading price of Class V Common Stock to be issued by Denali Holding Inc. in the proposed transaction relative to the trading price of shares of VMware, Inc.’s common stock; (vi) the effect of the proposed transaction on VMware’s business and operating results and impact on the trading price of shares of Class V Common Stock of Denali Holding Inc. and shares of VMware common stock; (vii) the diversion of management time on transaction-related issues; (viii) adverse changes in general economic or market conditions; (ix) delays or reductions in information technology spending; (x) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (xi) competitive factors, including but not limited to pricing pressures and new product introductions; (xii) component and product quality and availability; (xiii) fluctuations in VMware’s operating results and risks associated with trading of VMware common stock; (xiv) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (xv) the ability to attract and retain highly qualified employees; (xvi) insufficient, excess or obsolete inventory; (xvii) fluctuating currency exchange rates; (xiii) threats and other disruptions to our secure data centers or networks; (xix) our ability to protect our proprietary technology; (xx) war or acts of terrorism; and (xxi) other one-time events and other important factors disclosed previously and from time to time in EMC’s filings with the U.S. Securities and Exchange Commission (the “SEC”). EMC disclaims any obligation to update any such forward-looking statements after the date of this communication.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. This communication is being made in respect of the proposed business combination transaction between EMC Corporation and Denali Holding Inc. The proposed transaction will be submitted to the shareholders of EMC for their consideration. In connection with the issuance of Class V Common Stock of Denali Holding Inc. in the proposed transaction, Denali Holding Inc. will file with the SEC a Registration Statement on Form S-4 that will include a preliminary proxy statement/prospectus regarding the proposed transaction and each of Denali Holding Inc. and EMC Corporation plans to file with the SEC other documents regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to each EMC shareholder entitled to vote at the special meeting in connection with the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS RELATING TO THE TRANSACTION FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain copies of the proxy statement/prospectus (when available) and all other documents filed with the SEC regarding the proposed transaction, free of charge, at the SEC’s website (http://www.sec.gov). Investors may also obtain these documents, free of charge, from EMC’s website (www.EMC.com) under the link “Investor Relations” and then under the tab “Financials” then “SEC Filings” or by directing a request to: EMC Corporation, 176 South Street, Hopkinton, Massachusetts, Attn: Investor Relations, 866-362-6973.

Participants in the Solicitation

EMC Corporation and its directors, executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies from EMC shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of EMC shareholders in connection with the proposed transaction and a description of their direct and indirect interest, by security holdings or otherwise, will be set forth in the proxy statement/prospectus filed with the SEC in connection with the proposed transaction. You can find information about EMC’s executive officers and directors in its definitive proxy statement filed with the SEC on March 2, 2015 and in its Annual Report on Form 10-K filed with the SEC on February 27, 2015. You can also obtain free copies of these documents from EMC using the contact information above.